Exhibit 99.1

Peter Wright: Hello, and welcome to the webcast for Global SPAC Partners announced merger with Gorilla Technology Group of Taiwan. I am Peter Wright, founder and president of Intro-Act, which is the IR representative for the parties. The merger is expected to close in the second quarter of 2022, subject to regulatory and shareholder approval, as well as other customary closing conditions. Global SPAC’s ticker symbol is GLSPT with the “T” because each ordinary share has a quarter warrant stapled to it, which detaches at merger closing for all non-redeemed subunits. Before we begin our discussion, I would like to remind you that this presentation is neither an offering of securities nor the solicitation of a proxy vote. The information discussed in this recording is qualified in its entirety by the information in Global’s Current Report on Form 8-K, that was filed in connection with the proposed transaction, which may be accessed on the SEC’s website.

The shareholders of Global are urged to carefully read this Form 8-K and Global’s other SEC filings in connection with the proposed transaction, including the proxy statement/prospectus filed by Global and Gorilla, because they will contain important information about the proposed transaction and Gorilla’s business. Additionally, during this presentation, certain forward-looking statements will be made that reflect the current views related to the future financial performance, future events and industry and market conditions, as well as forward-looking statements related to the business combination, such as anticipated timing, proceeds, and benefits of the transaction, as well as statements about the potential competitive standing of Gorilla’s technology and the timing of Gorilla’s proposed activities and expansion plans. These forward-looking statements are subject to risks, uncertainties, and assumptions that could cause actual results to differ materially from such forward-looking statements. We strongly encourage you to review the Form 8-K that was filed in connection with the proposed transaction, along with the press release and presentation included as exhibits to the Form 8-K, as well as other information that Global has filed and will file with the SEC, particularly those described in the risk factors section of the proxy statement/prospectus filed by Global and Gorilla in connection with the proposed transaction.

Global does not assume any obligation to update any forward-looking statements, except as required by law. We note that the statements made regarding expected cash and equity owners that follow the closing of the proposed transaction do not take into an account any possible redemptions by existing global shareholders prior to closing of business combination.

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I am honored to introduce to you the following representatives from the parties on today’s webcast. Today’s presenters will be Jay Chandan, SPAC chairman and anticipated executive chairman post-merger, Dr. Spincer Koh, founder and CEO of Gorilla and Raj Natarajan, Chief Innovation Officer of Gorilla. Also joining us today are Tomoyuki Nii, chairman of Gorilla and partner at SBI Group of Japan and a board member post-merger. And finally, the Right Honourable Ruth Kelly, a board member designee joining at the merger.

A few quick points to highlight regarding this transaction summary slide. The first point is that this transaction is 100% equity rollover by all existing Gorilla shareholders via an exchange for $650 million of new SPAC shares. Including the $50.5 million PIPE, and assuming no redemptions, the pro forma market cap will be approximately $927 million. We are excited to point out that the PIPE investors are purchasing the same subunits that are publicly traded, and at the same redemption price of $10.10 each. The public subunits consist of 1 ordinary share and ¼ warrant. Any holder who tenders a subunit for redemption forfeits both the public share underlying the public subunit and the attached warrant.

Again, assuming no redemptions, the existing Gorilla shareholders will continue to own 71% primary ownership, and the total potential dilution overhang from the merger is just under 5%, excluding any new employee stock grants. The gross proceeds to Gorilla from the transaction could be up to $219 million, or net proceeds of $200 million reflecting maximum expenses. With that, I’d like to turn it over to Jay.

Jay Chandan: Thank you very much, Peter. I’m happy to present Gorilla. The Gorilla team has developed an outstanding technology platform with remarkably broad applicability. We aim to capitalize on this foundation by extending Gorilla’s international reach and expanding its ecosystem while continuing to innovate for the future. Building a global presence and working with its diverse teams to enhance our customer capabilities and experience, Gorilla solutions have at their core security, flexibility, and responsiveness. Founded on these watchwords, Gorilla will seek to execute on its commitment to maximizing long-term shareholder values by making Gorilla, a go-to vendor for edge AI and making it an employer of choice for the most talented colleagues.

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What is unique about Gorilla? Gorilla has a 20-year history of tech development and quality solutions. It offers edge AI solutions. This is an emerging need that we expect to all hear a lot more in the months and years to come. We believe Gorilla’s approach is well differentiated because it addresses many of the challenges faced by companies currently wanting to deploy remote security through edge devices on their networks to provide protection in the physical and cyber spheres and the company is profitable on EBITDA level. Gorilla combines deep technology, a large market potential and a proven business model.

Gorilla is looking to grow this business, expand Gorilla’s geographic reach and increase its performance over the next few years. We believe Gorilla has a competitive edge in four areas: cost, latency, reliability, and security. In this presentation, we will show you what Gorilla does, why it is advanced technically, and how it plans to exploit the market and grow the business.

IDC predicts that by 2025, there will be 55.7 billion connected devices worldwide. Edge devices and machine learning everywhere from chat bots to autonomous vehicles from predicting consumer behavior and detecting financial fraud, cancer diagnostics, and crop harvesting. The device does not need to be connected to the internet and data can be processed at the device level. And more importantly, it is designed to make decisions in real time, in a matter of milliseconds. This allows you to considerably reduce the communication cost derived from models. In other words, what Edge does is to take the data and processing it at the closest point, whether it’s a computer, whether it is an IOT device or whether it is an edge server. The market for edge AI has dramatically expanded, especially with the advent of 5G. I am just going to point you to the slide on the right-hand side, where we are seeing a global increase in infrastructure spending, especially on the edge, the global computing market, the edge computing market is poised to deliver about $215 billion of market revenue in hardware by 2025.

In the short term, Gorilla’s goal is to increase its revenue across the US and EU regions and in the long term it is aiming to be a cash positive company.

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To do this, Gorilla is bringing together a very strong Board, that includes, Tomoyuki Nii from SBI, Hirano Yoichiro from Asteria, Gregg Walker, former Sony, and Right Honorable Ruth Kelly, who is also on the call with us. Before I pass the baton to Dr. Koh, let me introduce you to Ruth Kelly who can provide an insight into edge AI and security applications and her perspective of Europe today.

Ruth Kelly: Thanks very much, Jay. So, from the work that I have done with companies across Europe, the security case for Edge AI is very clear. When data processing happens locally, whether it is on a mobile phone or in a self-driving car, for example, there is no need to send data to the cloud. Now that has a number of implications. One it is pretty hard to access that data without permission. Secondly, with edge AI, data only exists for a fraction of a second before it disappears. This is particularly important for sensitive data such as video analytics - Edge AI makes that data far more secure than data stored in the cloud. In fact, I think that Edge AI will play a critical role in ensuring data privacy and security in the future. Over to you Nii-san.

Tomoyuki Nii: This step of Gorilla listing on Nasdaq, is well timed, as the company is now ready to expand outside of its Southeast Asian base. Building up a portfolio of innovative products over the last 20 years, we have grown from a local start-up to a regional champion. We remain focused & incredibly committed on expanding & growing this business, into a Global Enterprise and this IPO will help cement out position in the global arena. The business will remain agile whilst the world is going through challenging times, while keeping its eyes on building a strong track record of innovation, execution and excellence globally.

Jay Chandan: Thank you very much, Ruth & Nii. We are delighted to have you on board and we are looking forward to working very closely with you. I am going to hand the baton over to Dr. Koh, who will walk you through Gorilla and why we believe, we will win in this market today.

Dr. Spincer Koh: Thank you very much, Jay, As of today billions devices deployed at the edge and continuously growing rapidly, ranging from traffic control, traffic lights, robots, AMR, drones, CCTV, VR camera, autonomous, and many more, the Edge computing market aims to provide more and more data processing at the edge near the devices, and real-time pass these insightful data to where the event occurs, to satisfy customer’s business demand, however compares with Cloud Computing, it’s constrained by the limited computing resources and harsh environment.

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The Edge AI is a software embedded with deep learning, machine learning, data processing AI neural networks, business application and sometimes database, it drives the chipset to process AI analytics data with minimum computing resource from the device, real-time delivers the insightful AI analytic data near the device to reduce the high transmission cost and minimize the latency, and store the sensitive data at the edge instead of taking the risk sending to the cloud. Clearly, Edge AI can facilitate the Edge Computing market to solve these most important business issues, and bring the power of AI to the daily business

Gorilla Edge AI is a complete Software Platform, and we capitalize it by delivering three Line of Business to the market, namely AI models, AI Appliances, and AI SaaS, the customers can select either one or all to meet their business needs, whereas device manufacturers, system integrators or end users form various vertical market, this unique platform business model fits all players in the market.

Gorilla is one of the pioneers on Edge AI, and launched the first-generation products in 2018 by leveraging Intel’s CPU. By then we delivered four live streams together with video analytics by facial recognition, license plate recognition, and behavior analysis, using PC with Intel i7Core CPU. As of our fast-growing unique Edge AI technology today, we deliver 10 video analytic live streams, by same PC with the same Intel i7 G12 CPU, which represents 250% more video analytics data at the same edge device, and importantly these sensitive data is secured at the Edge device with our unique endpoint security, which is the cybersecurity analytics derived from our unique Edge AI. Why we started with Intel? Because Intel owns major market share on the edge computing exclude mobile edge and others, today Gorilla Edge AI can support any edge devices with Intel x86 chips and deliver the best cost performance with data security, and we will soon support the devices with other main stream chips, such as QUALCOM, Google TPU, and other Arm based SOC. As of today, we can deliver AI model to all device manufacturers with more than 40 different video analytics of people, vehicle, behavior, business events and various objects to smart their devices, and more variety models will be delivered along the roadmap. We deliver the plug-and-play AI Appliances by optimizing the Edge AI software with the best breed IPC and server manufacturers, such as Dell, Lanner to meet the different business scenarios edge environments. The flexibility of AI SaaS supports both private and public cloud, and even with 5G network.

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As on our roadmap, the Edge AI platform will soon support Nvidia GPU and Google TPU, QUALCOMM and some of Arm based SOC, the platform will also support different OS, not only today’s IT environment with Windows, Linux, but also IOT from Android, and others industrial OS.

Take one simple use case as an example, the traffic management. This case is built in one small metropolitan city with two million population, 1.8 million vehicles, including cars, buses and motorcycles, a small city in Taiwan, with 4,000 intersections on the road, and 10% of it are normally in the traffic jam condition, and police are taking three shifts at the intersections to issue 3 traffic violation tickets daily in average. We built up the pilot case with one small Edge AI appliance connected to two cameras at the intersection, and connected to the traffic light, to detect the vehicle violations, such as illegal U-turn, illegal left turn, illegal parking, and to measure traffic stats the same time. After the deployment, the Smart Traffic System issued the violation tickets volume from 3 to 307 with 100 times increases. The violation ticketing with forensic evidence was proven very valid, and the traffic violations at that intersection reduced to 50% three months after the system was deployed. In this case, the ROI is very clear to the city government, and now the federal government funds every city to implement this concept section by section, with simple math this pilot use case creates big business potential and easy to replicate to big cities in US and Europe. Similarly, we’ll continuously replicate the use cases build in Taiwan, from traffic to airport, port, and many others to US and other major markets, the use cases is illustrated in the appendixes.

I will now pass it on to Raj, who will provide a deeper insight into our pipeline and growth.

Dr. Raj Natarajan: Thank you very much, Dr. Koh. That was very insightful. To summarize the business and the opportunity here - We have a platform which we can deploy and we have a number of significant reference customers, which we have built over the last couple of decades. What is also very important about our technology today is that it is completely platform independent, meaning we can support any platform, multiple industry verticals including, security, government, building, factory, transportation, logistics, retail, industrial, medical and across a wide variety of applications, whether it is cybersecurity or analytics, or video.

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We are going to implement what is called as a land-and-expand strategy. The land-and-expand strategy about us getting our foot into the door with a client, building a proof of concept and then expanding on top of it.

Now to do that, we are going to be focusing on building our innovation. We are switching from, what I call a Southeast Asia centric business into a global business. We will be expanding very actively into the United States and at the same time build significant presence in Europe and the Middle East.

We want to expand our reach into the market by increasing the sales in these regions, capturing low hanging fruits, but at the same time, we also want to be mindful of how much money we are spending so that we can retain our position in the market.

We have done a comparison of the peer group, which ranges from SaaS, Edge and automation technology. But what is very important about is our entry into the market is at a significant discount, as you will see on this slide. We have all heard of China’s biggest artificial intelligence company’s IPO success, Sensetime. They are currently trading at 34 times revenue in comparison to Gorilla’s entry multiple at 10.9 times, 2022 revenues. We believe, that will be a big enough incentive for the investors to stay with us, to buy our stock, stay with us long term so that we can prove ourselves to grow within the market and increase shareholder value.

We are looking at build our sales and marketing, invest into R&D and keep our product abreast of our competitors. But also at the same time, we are also going to be recruiting at a rapid pace. We are going to hire about 10 people in the first year in the United States and at the same time hire about 6 people to focus on EU & ME markets. We plan to ramp up our Southeast Asia plan and we are implementing what is called our four-step sales strategy.

It is to expand our strategic position and increase our win rate. We are going to gain key market clients. We have already talked to you about low hanging fruit. We want to go after relationships. We are going to go after people who are struggling. We are going to go after competitor clients. We want to win these clients and make them our case studies. What we also want to do is we are going to create an integrated global footprint so that we can support to provide a 24/7 customer-centric solution with both onsite and offsite capabilities. And at the same time, create significant competitive advantages through breakthrough collaboration.

We are going to take this company from its $47 million revenue last year to about $65 million in 2022, growing up to about $400 million in 2026. We aim to be cash positive by beginning of 2024. Our EBITDA would increase from $3.1 million last year, up to $173.6 million in 2026.

Jay Chandan: Thank you very much, Raj. Gorilla’s mission is to become the leading player in edge AI. Gorilla is planning to do so by offering transformational solutions, leveraging its innovation skills. Gorilla is creating distinctive technologies with a goal to generating value for its stakeholders. We believe that Gorilla’s proprietary technology makes its products stand out. And a public Nasdaq listing could be a significant inflection point for Gorilla’s business. We are all living on the edge. Let’s make sure to stay there and not fall off the cliff.

We would like you all, investors and customers alike, to join us on our journey. Thank you!

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